UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2003

PLUMTREE SOFTWARE, INC.

(Exact Name of Registrant as specified in charter)

Commission File Number 001-31344

Delaware (State or other jurisdiction of incorporation)	94-3249110 I.R.S. Employer Identification Number

500 Sansome Street San Francisco, California (Address of principal executive offices)	94111 (Zip Code)

Registrant’s telephone number, including area code: (415) 263-8900

Item 7. Financial Statements and Exhibits

Exhibit Number
99.1	Plumtree Software, Inc. press release dated July 10, 2003 announcing results for the fiscal quarter ended June 30, 2003

Item 9. Regulation FD Disclosure

Information Provided Under Item 12 of Form 8-K

On July 10, 2003, Plumtree Software, Inc. (the “Company”) issued a press release announcing results for the fiscal quarter ended June 30, 2003. The full text of this press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that instruction. Further, pursuant to the Securities and Exchange Commission’s Final Rule Release No. 33-8216, the Company is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUMTREE SOFTWARE, INC.

Dated: July 10, 2003	By:	/s/ JOHN KUNZE
John Kunze Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
99.1	Plumtree Software, Inc. press release dated July 10, 2003 announcing results for the fiscal quarter ended June 30, 2003

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